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                          SUPPLEMENT DATED MAY 11, 1998
                              TO THE PROSPECTUS OF
                     FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND
                             DATED FEBRUARY 1, 1998

As of May 11, 1998, the Fund is closed to new investors. If you were a shareholder of record as of May 11, 1998, you may continue to add to your account with a minimum additional investment of $5,000 or buy additional shares through the reinvestment of dividend or capital gain distributions.

For additional investments made on or after May 11, 1998, by existing shareholders, the Fund will waive its front-end sales charge and Contingent Deferred Sales Charge.

This action is being taken while the Board of Trustees is studying a proposal to liquidate the Fund. A decision on this is expected during the summer of 1998.